3Q 2019 Business Update November 12, 2019 NASDAQ SESN

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and Vicinium®, the possibility that the FDA may require a change in our registration strategy uncertainties. All statements, other than statements of historical facts, contained in this and/or that the safety or efficacy data for Vicinium submitted as part of a BLA may not be presentation, including statements regarding our strategy, future operations, clinical considered sufficient by the FDA, our expectations regarding future meetings with the development of our protein therapies, timing or probability of regulatory approval, FDA, our ability to successfully develop our product candidates and complete our future financial position, future revenues, projected costs, prospects, plans and objectives planned clinical programs, the potential advantages or favorability of our product of management, are forward-looking statements. The words “anticipate,” “believe,” candidates, our ability to obtain marketing approvals for our product candidates, “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” expectations regarding our ongoing clinical trials and future post-marketing confirmatory “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to trials, availability and timing of data from clinical trials, the adequacy of any clinical models, identify forward-looking statements within the meaning of the Private Securities expectations regarding regulatory approvals, our ability to obtain, maintain and protect Litigation Reform Act of 1995, although not all forward-looking statements contain these our intellectual property for our technology and products, other matters that could identifying words. affect the financial performance of the Company, other matters that could affect the availability or commercial potential of the Company’s product candidates, and other We may not actually achieve the plans, intentions or expectations disclosed in our factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form forward-looking statements, and you should not place undue reliance on our forward- 10-K, and other reports on file with the Securities and Exchange Commission (SEC). The looking statements. Actual results or events could differ materially from the plans, forward-looking statements contained in this presentation are made as of the date intentions and expectations disclosed in the forward-looking statements we make as a hereof, and Sesen Bio assumes no obligation to update any forward-looking statements result of various important factors, including: the uncertainties inherent in the initiation whether as a result of new information, future events, or otherwise except as required and conduct of clinical trials, the possibility that the available preliminary data of the by applicable law. Phase 3 VISTA Trial are not indicative of final data from all patients in the Phase 3 VISTA Trial and/or that the final data may not be positive with regard to the safety or efficacy of 2

BLOOD IN URINE OUR PATH FORWARD See PCP; therapeutic trial of antibiotics prescribed STARTS WITH THE Still see blood in urine See PATIENT JOURNEY blood in urine; try different antibiotic Confusion and concern on problem Begin tests Referred to Urologist Shock and st CT Scan emotional Preparing for 1 TURBT struggle cancer treatment Cytology Bladder BCG BCG again Cystoscopy MRI Fear, anxiety Testing Fear cancer Testing is progressing Hope treatment DIAGNOSIS is working BCG TUMOR HAS RECURRED BCG again BCG has failed More testing What’s next? Urologist recommends BCG SHORTAGE HAS MADE A Urologist visit bladder removal DIFFICULT JOURNEY EVEN MORE CHALLENGING BLADDER LIFE WITH ? ? REMOVAL CANCER 3 Refer to slides 18-19 in the appendix for supporting patient experience data.

SESEN BIO A late-stage oncology company developing targeted fusion protein medicines OUR MISSION We are passionate in our commitment to save and improve the lives of patients OUR TEAM Talented, dedicated and experienced management Thomas Cannell, DVM Jeannick Cizeau, Ph.D. Erin Clark Monica Forbes President & Chief Executive Officer Head of Research Vice President, Corporate Strategy Chief Financial Officer and Investor Relations Jeanette Kohlbrenner Glen MacDonald, Ph.D. Omar Rifi Louise Stejbach Mark Sullivan Human Resources Advisor Chief Technology Officer Vice President, Business Development Commercial Advisor General Counsel and 4 and Alliance Management Corporate Secretary

2019 IR Presentations: Frequent, Transparent and Informative Recent Presentation Date � Business Update January 3 � 4Q 2018 Business Update March 4 � 1Q 2019 Business Update May 13 � Regulatory Update June 10 � Canaccord Conference August 7 � H.C. Wainwright Conference September 10 � 3Q 2019 Business Update November 12 Upcoming � Regulatory Update December 5

3Q 2019 Financial Results and 2019 Financial Outlook Cash position • Ending cash and cash equivalents of $57.9M as of September 30, 2019 • Sufficient cash to fund key strategic priorities into 4Q 2020 • VISTA trial • Tech transfer and supply chain build-out • Regulatory activities: BLA submission and preparation for anticipated ODAC meeting • US pre-launch market readiness Capital structure • 104.7 M shares of common stock outstanding • No preferred stock • 134 M fully diluted1 • No Debt 1Fully diluted shares include outstanding warrants and stock options as of October 31, 2019. 6

AGENDA 1. Significant Unmet Medical Need 2. Highly Differentiated Product Candidate with a Dual Mechanism of Action 3. Clear Regulatory Path Forward 4. Compelling Clinical Data Set 5. Large Global Commercial Opportunity 6. Reliable and Inexpensive Manufacturing Process 7

Significant Unmet Medical Need in NMIBC ~440,000 new cases each year globally1 Bladder cancer is the 6th most prevalent cancer in the US, of which 75%-85% is NMIBC2,3 Bladder cancer is the single most expensive ($4 billion/year) cancer to treat in the US 4 BCG SHORTAGE One of the worst patient experiences among common cancers is complicating patient care Survival rates for bladder cancer have decreased in recent years in the UK, during which BCG time there was also a BCG shortage5 AFTER BCG a patient’s only option is to undergo radical cystectomy or face cancer progression Refer to slides 20-24 in the appendix for supporting unmet medical need information. 1Bray F et al. CA Cancer J Clin, 2018. 2Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3Siegel et al. CA Cancer J Clin, 2019. 4Mossanen M et al. Curr Opin Urol, 2014. 5Office of National Statistics, Aug 2019 Report. 8

Significant Unmet Medical Need in NMIBC Only 3 products have ever been approved by the FDA for NMIBC Product FDA Approval Additional Product Information Thiotepa 1959 Rarely used in current treatment regimens BCG* 1989 (Tice) Recommended first line treatment Valstar 1998 Used only when radical cystectomy is contraindicated Source: National Institute of Health. Development of Systemic and Topical Drugs to Treat Non-muscle Invasive Bladder Cancer. Jarow et. al. 2015. 9 *Note: BCG Connaught strain was approved in 1990 and supply withdrawn from the US market in 2012.

Vicinium is Highly Differentiated and has a Dual Mechanism of Action • Fusion protein consisting of an antibody fragment and a cytotoxic payload • Small size facilitates tumor penetration and greater drug delivery • Selectively targets cancer cells while generally sparing healthy cells • Inhibits protein synthesis and kills both rapidly proliferating and slow-growing cancer cells • Effective against multi-drug resistant cancer cells Dual MoA Selectively targets EpCAM to Immunogenic cell death activates destroy cancer cells by a T cell-mediated immune immunogenic cell death response to attack the tumor 10 Refer to slides 25-27 in the appendix for supporting mechanism of action information.

Clear Regulatory Path Forward Anticipated Events 2019 - FDA • Typ e C CM C M e e tin g � Regulatory Designations - FDA • Type B Clinical pre-BLA Meeting � � Fast Track • Type C Confirmatory Trial Meeting � � Accelerated Approval Pathway • Type B CMC pre-BLA Meeting (Dec 4, 2019) � Rolling Review • Initiation of BLA Submission (Dec 2019) � Priority Review Anticipated Upon BLA filing 2020 - FDA • CMC Module 3 Submission • Completion of BLA Submission • Oncologic Drugs Advisory Committee Meeting 2020 - EMA • Feedback from EMA on regulatory pathway for marketing authorization application � Already Completed in 2019 11 Refer to slides 28-32 in the appendix for supporting regulatory information.

November 4th Type C FDA meeting We were successful in gaining alignment with the FDA on the design of our post-marketing confirmatory trial for Vicinium Key Elements The confirmatory trial will enroll BCG-refractory patients who received less-than-adequate BCG* • This represents a broader patient population than the originally proposed BCG-intolerant population • If the trial is successful, labeling is expected to be expanded to include this additional patient population The trial is expected to be powered to demonstrate the superior efficacy of Vicinium vs currently utilized therapies • Primary endpoints expected to include complete response rate and duration of response • Secondary endpoints expected to include quality of life, survival and safety assessments, as well as an evaluation of a delayed complete response** • These data are expected to contribute to favorable reimbursement discussions worldwide * Adequate BCG is defined by the FDA as at least 5 doses in an initial induction course, plus at least 2 doses in a second course 12 ** In post-hoc analyses requested by the FDA, Vicinium was shown to demonstrate a delayed CR in some patients who were non-CR at 3 months

Compelling Phase III Clinical Data Set Efficacy at 3 months • CIS: 40% complete response rate • Papillary: 71% recurrence-free rate Durable Efficacy • CIS: 52% of CIS patients who had a complete response at 3 months remained disease-free for a total of 12 months after starting treatment • Papillary: Median time to recurrence of 402 days Encouraging time to cystectomy data • Patients remain cystectomy-free for an average of 930 days • Statistically significant difference between responders and non-responders Promising survival data • Overall survival of 96% at 24 months Differentiated safety and tolerability profile • 95% of all AEs were Grade 1 or 2 • Only 4% of patients experienced a treatment-related Grade 3-5 AE Phase III data are as of the May 29, 2019 data cut. Refer to slides 33-50 in the appendix for supporting clinical data. 13 For Phase II complete and partial response data, refer to slide 39 in the appendix.

Large Global Commercial Opportunity Compelling Physician Intent to Prescribe Data After reviewing the data, high-prescribing Substantial US opportunity and OUS potential of 2-3 times the US Urologists state they would prescribe Vicinium to Anticipated virtuous cycle of advocacy across physicians, patients/caregivers, Would Prescribe and payers to drive rapid uptake and strong growth after approval and launch Would Not ~84% Prescribe Highly concentrated market of ~1,500 Urologists treating ~75% of BCG patients allows for efficient targeting of their patients Treatment experience facilitates continuity of care for patients and physicians Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30. Refer to slides 51-59 in the appendix for supporting commercial opportunity information. 14

Reliable and Inexpensive Manufacturing Process Vicinium is manufactured using a robust, industry-standard microbial expression system The manufacturing process is highly reliable, reducing the risk of supply shortages The manufacturing process is inexpensive, leading to a relatively low cost-of-goods For manufacturing, we have partnered with Fujifilm and Baxter, both world-class contract manufacturers 15 Refer to slides 60-64 in the appendix for supporting manufacturing and supply chain information.

Summary Unmet Medical Need Patients with BCG-unresponsive NMIBC lack safe, effective treatment options, and the BCG shortage is further complicating patient care Dual Mechanism of Action Vicinium is a differentiated product candidate that has a direct cancer cell killing effect that may stimulate the patient’s immune system to attack the tumor Regulatory Pathway We have a well-defined regulatory strategy leading to an anticipated completion of BLA submission in 2020 Benefit-Risk We believe the totality of the clinical data demonstrate that Vicinium has a positive benefit-risk profile Commercial Opportunity Compelling market research regarding physician intent to prescribe supports a substantial market opportunity for Vicinium 16

Appendix - Table of Contents Section Slide number Patient Journey 18-19 Unmet Medical Need 20-24 Dual Mechanism of Action 25-27 Regulatory 28-32 Clinical Data 33-50 Commercial Opportunity 51-59 Manufacturing & Supply Chain 60-64 Intellectual Property 65-66 17

Appendix Patient Journey 18

Patient surveys have shown that the experience of those with bladder cancer is one of the poorest1 Key Drivers of Poor Patient Journey in Bladder Cancer vs. Average Experience Among 5 Most Common Cancers2 90 86 80 75 72 68 70 65 60 50 47 40 30 % of Patients Who HadWho Experience % of Patients 20 10 0 Most CommonCategory Bladder 1 Most CommonCategory Bladder 3 Most CommonCategory Bladder 2 Cancers Cancer Cancers Cancer Cancers Cancer Treatment Options Doctor/Patient Interaction Patient Support Programs3 1Cancer Patient Experience Survey 2011/12. Department of Health. N=71,793. https://www.quality-health.co.uk/resources/surveys/national-cancer-experience- survey/201112-national-cancer-patient-experience-survey-1/201112-national-cancer-patient-experience-survey-reports/495-cancer-patient-experience-survey- national-report-2011-12/file. 2Most common cancers include breast, lung, prostate, colorectal, and skin cancers. SEER Database. 19 https://seer.cancer.gov/statfacts/html/urinb.html. 3Includes self-help groups and financial assistance.

Appendix Unmet Medical Need 20

Carcinoma in situ: the most difficult form of NMIBC to treat Carcinoma in situ vs. Normal Bladder Lining: Clinical Trial Implications: • Field change disease often involving the entire bladder lining that is very difficult to treat • Failed on two or more courses of BCG, which is the gold standard for treatment of high- risk NMIBC • Rigorous local and independent central review of all urine cytology and biopsy samples Normal inner • Complete response definition (Carcinoma in situ) lining means that the bladder is completely cancer-free at each timepoint Note: Diagram is for illustrative purposes 21

Radical cystectomy remains recommended treatment option after BCG failure 60-70% lifetime risk of cystectomy associated with NMIBC1 • Long, complex surgical procedure (10+ hours) • Significant rates of morbidity (30-60% within 90 days) and mortality (2-9% within 6 months)2 – 64% complication rate within 90 days3 – ~35% of patients require ER visits and 26% require readmission3 – Additional complications can occur as most patients with NMIBC are elderly and often have co- morbidities • Tremendous impacts to patient quality of life • Life following radical cystectomy requires catheterization and urinary diversion 22 1Aldousari, S. Can Urol Assoc. J. 2010 Feb. 2Steinberg P. Expert Rev Anticancer Ther. 2012. 3Falchook, A. Bladder Cancer: Mortality, Morbidity, and QoL After Treatment. 2014.

Our Phase III data suggests Vicinium is cystectomy-sparing by significantly delaying or avoiding cystectomy for patients Your Bladder: A Hero Organ Radical Cystectomy: Life-Altering Surgery � Self-controlled storage organ in � Often a 10 hour or longer surgery the body � In women, removal of the entire � Holds urine for release so the bladder includes removal of the body is not exposed to harmful uterus, fallopian tubes, ovaries and toxins and waste cervix, part of the vaginal wall, and surrounding tissue � Part of the urinary system; partners with lungs, skin, and � In men, removal of the entire bladder intestines to keep chemicals and includes removal of the prostate, water in the body balanced and seminal vesicles, and surrounding healthy tissue � Integrated with male and female � Radical cystectomy requires life-long reproductive systems catheterization and urinary diversion 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy 23 Sources and Additional Information: Bladder Cancer Advocacy Network (BCAN). Bladder Removal Surgery. May 2017.

Latest global BCG shortage expected to last at least through remainder of 2019 2012 2013 2014 2015 2016 2017 2018 2019 Sanofi suspends production Merck announces shortages Sanofi discontinues all global Merck announces supply of BCG Connaught strain of BCG Tice strain production of BCG constraints of BCG Tice strain during facility renovations Connaught strain expected to last throughout 2019 BCG Shortage Current Events: • Since 2012, Merck has been the sole supplier of BCG in the US and the majority of countries worldwide. • Merck has changed its TICE BCG distribution strategy, now allocating exclusively to distributors and wholesalers based on product supply and historical purchasing patterns. • Merck anticipates this global supply constraint to continue throughout 2019. • Prominent groups such as AUA, BCAN, and the LUGPA are advocating with the FDA and payers to find solutions. • The AUA has issued updated guidance for high-risk NMIBC to maximize patient care, including decreased dosing, delayed maintenance therapy, first line use of alternative therapies, and earlier surgical intervention via radical cystectomy. Sources and Additional Information: Wall Street Journal. Sanofi to Stop Production of Bladder Cancer Drug BCG. Peter Loftus. 2016. https://www.auanet.org/practice-resources/bcg-info/bcg-shortage-notice 24 https://www.bcan.org/2019-bcg-shortage-bladder-cancer/

Appendix Dual Mechanism of Action 25

Vicinium: Dual Mechanism of Action Mechanism 1: Exotoxin A Payload Kills cell directly Non-cleavable Ligand-checkpoint peptide Linker Vicinium interaction deactivates Antibody Fragment anti-tumor response Checkpoint Vicinium selectively Vicinium does not induce expression T cells recognize targets EpCAM of immunosuppressive markers neoantigen and kill cancer cells Ligand Mechanism 2: Activates immune system Checkpoint Vicinium causes inhibitor immunogenic cell death by triggering Neoantigen damage-associated release molecular patterns (DAMPs) T cell proliferation Checkpoint inhibitors reactivate T cell anti-tumor activity DAMPS “Eat signal” APC Activation Neoantigen presentation “Find signal” and T cell activation Memory T cell Scientific Hypothesis Induction of immunogenic cell death by Vicinium may facilitate a T cell-mediated anti-tumor response that could synergize with the ability of checkpoint inhibitors to relieve immunosuppression 26

The high somatic mutation rate in bladder cancer may lead to a better response to agents such as Vicinium that may stimulate T cell-mediated immune activation driven by neoantigens 27 Adapted from Zahir et al. Nature Medicine, 2017

Appendix Regulatory 28

Our long-term relationship with the agency has allowed us to shape our nonclinical and clinical program in alignment with FDA guidance 2018 FDA Guidance Vicinium Clinical Program • Conduct nonclinical studies to assess toxicity in animal models � • Conduct nonclinical studies to demonstrate anti-tumor activity � • Conduct nonclinical studies to determine optimal dose and schedule � • Examine anti-tumor activity and optimal dose schedule in early phase clinical trial � • Papillary cohort endpoint of recurrence-free survival (time to event endpoint) � • CIS studied in single-arm trial with CRR & DoR as primary endpoints � • Papillary cohort not in primary efficacy endpoint � • Prefer intravesical vs. systemic � • Specifically define trial entry criteria � • Definition of BCG-unresponsive disease � • 2004 WHO classification for tumor grading � • Central pathology review of biopsy tissue and urine cytology � • Collect data on patients’ previous anti-cancer therapies � • Enroll patients who reflect clinically relevant patient population � • Optimize risk-benefit balance with dose selection � • Definition of CRR � • Collect time to cystectomy data � • Lower bound of 95% confidence interval rules out clinically unimportant CRR � • Nonclinical studies to determine need for evaluation of systemic toxicity � • Consistent efficacy and safety data across Phase I, II and III trials � Source: FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018. 2929 CRR, Complete Response Rate; DoR, Duration of Response; BCG, bacillus Calmette-Guérin; WHO, World Health Organization.

Vicinium demonstrates a strong benefit-risk profile in our Phase III Trial Efficacy Surrogate Time to Health Endpoints Cystectomy Outcomes Benefit Risk : Safety and Tolerability Selectively targets cancer cells while generally avoiding healthy cells Favorable profile relative to BCG, Valstar, checkpoint inhibitors No dose or age-related increase in AEs Intravesical administration 2018 FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment Phase III clinical trial is an open-label, multicenter, single-arm Phase III registration trial for the treatment of high-risk NMIBC patients who are designated to be BCG-unresponsive after adequate 30 treatment with BCG. Adequate BCG is defined as at least two courses of BCG with at least five doses in the first course and two in the second. Preliminary data as of May 29, 2019 data cut.

2019 Regulatory Update: FDA Face-to-Face Meetings for Vicinium May 20th Type C Meeting: FDA Accepts Analytical Comparability Plan to Support the BLA and Commercialization of Vicinium • No additional clinical trials deemed necessary at this time, subject to final review of comparability data in the BLA June 6th Ty p e B p re -BLA Meeting: FDA Recommends Accelerated Approval Pathway and Rolling Review • No additional clinical trials necessary at this time for purposes of a BLA submission • Nonclinical data, clinical pharmacology data, and the safety database are sufficient to support a BLA submission • Pre-approval inspection (PAI) may be performed at the time of PPQ manufacturing, further de-risking the CMC review timeline November 4th Type C Meeting: Gained alignment with FDA to enroll BCG -refractory patients who have received less-than-adequate BCG* in the post-marketing confirmatory trial • Broader population than originally discussed • If the trial is successful, this additional population is expected to be reflected in the label • The trial is expected to be powered to demonstrate the superior efficacy of Vicinium vs currently utilized therapies 31 * Adequate BCG is defined by the FDA as at least 5 doses in an initial induction course, plus at least 2 doses in a second course

Updated Phase III data will be the basis for the initiation of the BLA submission anticipated in 4Q 2019 Oncology Products Reviewed by FDA 2006 - 2015 Phase Probability of Approval Products at end of Phase I 5% Products at end of Phase II 8% Products at end of Phase III 33% Products with BLA Submission 82% As part of a comprehensive analysis done for the Biotechnology Innovation Organization (BIO), a total of 9,985 clinical and regulatory phase transitions (phase advancement or development suspension) were recorded and analyzed from 7,455 development programs, across 1,103 companies. 32 Sources: FDA applications for oncology products 2006 – 2015. Thomas D.W. et al., Clinical development success rates 2006-2015. 2016. Bio, BioMedTracker and Amplion.

Appendix Clinical Data 33

PIII Phase III Trial: Patient Demographics All Cohorts COHORT 1 COHORT 2 COHORT 3 CHARACTERISTICS CIS that was refractory or CIS that recurred >6 Papillary tumors (without recurred within 6 months months but ≤11 months of CIS) that were refractory of adequate BCG adequate BCG or recurred within 6 months of adequate BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 86 7 40 Evaluable patients at 9-months 86 7 40 Evaluable patients at 12-months 86 7 40 Mean age (years) 73 67 75 Males/Females 63/23 6/1 34/6 Mean prior treatment for NMIBC BCG cycles (courses) 3 (range 2-13) 3 (range 2-13) BCG cycles (instillations) 16 (range 8-45) 15 (range 7-48) Intravesical chemotherapy 1 (range 0-23) 1 (range 0-6) TURBT 4 (range 0-28) 4 (range 0-10) TURBT: transurethral resection of bladder tumor 34 Note: Data are as of May 29, 2019 data cut

PIII We believe the totality of Phase III data suggest a strong benefit-risk profile All Cohorts Endpoint How Endpoint is Measured Results Complete Response Rate (CRR) • 40% CRR at 3 months Defined as the proportion of patients who show no evidence of high-risk Primary Endpoint • Lower bound of 95% CI rules out clinically unmeaningful CRR disease, or disease progression (e.g., T2 or more advanced disease). CIS patients • Higher complete response rate in patients receiving less BCG Duration of Response (DoR) • 52% duration of 9 months (12 months of therapy) Primary Endpoint Defined as the time from complete response to treatment failure. • 39% duration of 15 months or greater (18 months of therapy) CIS patients • The longer the CR, the higher the probability of remaining disease-free Time to Disease Recurrence • Median time to recurrence is 402 days Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 50% probability of remaining recurrence-free for 12 months failure. Papillary patients • 37% probability of remaining recurrence-free for 24 months or greater • Average patient is cystectomy-free for 930 days Time to Cystectomy (TtC) Defined as the time from the date of first dose of study treatment to surgical • Responders have an 88% probability of remaining cystectomy-free at 3 years Secondary Endpoint bladder removal. • Average responder remains cystectomy-free for 1,035 days vs 631 days for All Cohorts non-responders Progression-Free Survival (PFS) • 96% of patients are progression-free at 12 months Defined as the time from the date of first dose of study treatment to disease Secondary Endpoint • 90% of patients are progression-free for 24 months or greater progression (e.g. T2 or more advanced disease) or death as a first event. All Cohorts • Median PFS has not been reached Event-Free Survival (EFS) • 29% of patients are event-free at 12 months Defined as the time from the date of first dose of study treatment to treatment Secondary Endpoint • 22% of patients remain event-free at 18 months failure or death as a first event. All Cohorts • 21% of patients remain event-free for 24 months or greater Overall Survival (OS) • Overall survival is 98% at 12 months Defined as the time from the date of first dose of study treatment to death Secondary Endpoint • Overall survival is 96% for 24 months or greater from any cause. All Cohorts • Median OS has not been reached Safety • 2% treatment-related SAEs Secondary Endpoint Full review of all safety data from Phase III • 4% treatment-related Grade 3-5 AEs All Cohorts • Increased dosing in Phase III did not increase severity of AEs Tolerability • AEs generally low grade Secondary Endpoint Full review of all tolerability data from Phase III • Low rate of discontinuations for AEs All Cohorts • No age-related increase in AEs 35

PII & PIII Additional Vicinium Clinical Data CIS Patients Preliminary Phase II vs. Phase III Complete Response Rate Time Point Phase II Pooled CRR (95% Confidence Interval) Phase III Pooled CRR (95% Confidence Interval) 3-months 40% (26%-56%) 40% (30%- 51%) 6-months 27% (15%-42%) 28% (19%-39%) 9-months 18% (8%-32%) 21% (13%-31%) 12-months 16% (7%-30%) 17% (10%-26%) Dosing: Phase II: Cohort 1: 6 weekly induction doses, 6 weeks off; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off; those with residual disease at 3 months had option of to start maintenance or receive a second induction course. Cohort 2: 12 weekly induction doses; if a CR is achieved, proceed to maintenance dosing consisting of three cycles of 3 weekly doses, followed by 9 weeks off. Phase III: Biweekly induction doses for 6 weeks followed by weekly dosing for 6 weeks; if a CR is achieved, proceed to maintenance of every other week dosing for 2 years total. 36 Note: Phase III data are as of May 29, 2019 data cut

PIII Phase III Trial: Evaluable Patient Data Tables by Cohort for Carcinoma in situ CIS patients Cohort 1 (n=82) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=82 39% (28%-50%) 6-months n=82 26% (17%-36%) 9-months n=82 20% (12%-30%) 12-months n=82 17% (10%-27%) Cohort 2 (n=7) Complete Response Rate Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=7 57% (18%-90%) 6-months n=7 57% (18%-90%) 9-months n=7 43% (10%-82%) 12-months n=7 14% (0%-58%) Response-evaluable population includes any mITT subject who completed the induction phase 37 Note: Data are as of May 29, 2019 data cut

PIII Complete Response Rate: We believe our 95% confidence interval rules out CIS Patients the CRR for Valstar and a clinically unmeaningful CRR Complete Response Rate 40% Legend: 39% 35% 95% CI 30% 28% Vicinium 25% 26% Duration of Response for patients with a CR at 6 months: 1 20% 19% Valstar: 13.5 months CRR 1 18% Valstar Vicinium: 22.9 months 15% 17% Vicinium 10% 10% 8% Valstar2 5% Clinically Unimportant 0% CR rate = ~0% by natural history 6-Months 12-Months 2018 FDA Guidance: For single-arm trials of patients with BCG-unresponsive NMIBC in patients with CIS that use complete response rate as the primary endpoint, the lower bound of the 95 percent confidence interval around the observed response rate should rule out a clinically unimportant complete response rate. 1Valstar prescribing information. 6-month complete response data used as basis for FDA approval of Valstar in 1998. 2Everyday Urology. Volume 1 Issue 3. Emerging Therapy for BCG- Unresponsive Non-Muscle Invasive Bladder Cancer. Dinney 2016. 38 Data are as of May 29, 2019 data cut

Complete and Partial Response: In our Phase II clinical trial, 83% of PII patients had a complete or partial response CIS Patients 3-Month Response 40% of patients had a complete response Start of Treatment with 43% of patients had a partial response Vicinium 17% of patients had no response *Note: Data are from Phase II clinical trial, n=45 (40% of patient had a complete response at 3 months; 60% of patients did not have a complete response and, of those, 71% of patients had a partial response). Partial response, as measured by bladder mapping, is defined by non-complete response patients who had either a reduction in tumor size or did not experience an 39 increase in bladder area affected. Bladder mapping was not done as part of the Phase III trial, therefore partial response data are not available.

Duration of Response: 52% of CIS patients who had a complete response at PIII 3 months remained disease-free for a total of 12 months after starting CIS Patients treatment Median Duration of Response is 287 days (95% CI, 154-NE* days) (9.4 months)** 100 KM Estimate 80 X Censored 95% CI 60 52% 39% 40 % of Patients with Complete Response 20 0 3 6 9 12 15 18 21 At time of first CR (90 days) Time after first CR (months) KM Evaluable 36 35 21 16 13 10 6 4 Patients: Duration of response: defined as the time of complete response to treatment failure. *Not Estimable, the upper bound for the 95% confidence interval has not reached the median. **Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2. Median duration of response for the primary endpoint, Cohort 1 (n=86) is 273 days (95% CI=122-NE), and 40 duration of response for Cohort 2 (n=7) is 290 days (95% CI=167-NE), based on the Kaplan-Meier method.

Duration of Response: The longer you have a complete response, the PIII higher the probability of remaining cancer-free CIS Patients Probability of Maintaining Complete Response (CR) for at Each time point a CR is confirmed, the probability of Least One Additional Year* maintaining a CR increases 11/14 responders at CR at 74% 12 months are still 12 months active on trial or remained CRs at 2 years CR at 9 months 61% End of trial CR at 6 months 56% Individual patients Individual CIS CR at 3 months 42% Patients still on treatment (n=7) Patients with CR at 2 Day 0 17% years of treatment (n=5) 0% 20% 40% 60% 80% 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) Probability of CR for Additional 12 months (90 days) Duration of response: defined as the time from complete response to treatment failure. 41 *Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2.

Duration of Response: Vicinium is generally more efficacious in CIS patients PIII treated with less BCG CIS Patients The BCG shortage may cause a new normal wherein patients receive less BCG 100 Legend: 7-9 BCG instillations ≥10 BCG instillations 80 X Censored 60 Median 40 20 % of Patients % of Patients with Complete Response 0 3 6 9 12 15 18 21 At time of first CR Time after first CR (months) (90 days) KM Evaluable Patients 7 – 9 BCG Instillations: 7 7 5 4 4 2 2 2 KM Evaluable Patients ≥10 BCG Instillations: 29 28 15 13 9 8 4 2 Duration of response: defined as the time of complete response to treatment failure. 42 *Note: Data reflect an ad hoc analysis of pooled results of patients in cohorts 1&2.

Time to Disease Recurrence: For high-risk papillary patients who were PIII Papillary treated with Vicinium, 50% are disease-free at 1 year Patients Median time to recurrence is 402 days per Kaplan-Meier estimate (13.2 months) 100 Legend: 80 KM Estimate X Censored Free - 95% CI 60 50% 40 37% % of Patients Recurrence 20 0 0 3 6 9 12 15 18 21 24 Time on treatment (months) KM Evaluable 40 27 23 18 16 12 10 8 4 Patients: 2018 FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint. Time to disease recurrence: defined as the time from the date of the first dose of study treatment to treatment failure. Median time to disease recurrence 95% confidence intervals are 170 – Not estimable (NE) days. Not estimable means the upper bound for the 95% confidence interval has not reached the median. 43 Note: Data reflect results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

Time to Cystectomy: >75% of patients remain cystectomy-free for at PIII All Cohorts least 2.5 years No patient on treatment progressed to metastatic disease 100 80 Free - 60 Median 40 Legend: KM Estimate 20 X Censored % of Patients Cystectomy 95% CI 0 0 3 6 9 12 15 18 21 24 27 30 33 Time on treatment (months) KM Evaluable 133 127 113 100 86 60 49 37 29 15 10 5 Patients: 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data reflected consist of patients from all cohorts 1, 2 & 3 (n=133). Note: Average time to cystectomy from transurethral resection of bladder tumor (TURBT) for NMIBC patients with high-risk papillary disease in Europe is ~105 days (National Institute of Health, Timing of radical cystectomy in Central Europe - multicenter study on factors influencing the time from diagnosis to radical treatment of bladder cancer patients, Poletajew S, et al., 2015.) Additional FDA guidance states that although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider preferences can confound the 44 interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, which may provide supportive evidence of effectiveness.

Time to Cystectomy: Responders have an 88% probability of remaining PIII cystectomy-free 3 years after starting treatment All Cohorts The average responder remains cystectomy-free for 1,035 days vs 631 days for non-responders 100 Free Statistically significant difference for - 80 responders vs. non-responders: p = < 0.001 60 Median Legend: 40 Responders Non-responders % of Patients Cystectomy 20 X Censored 0 0 3 6 9 12 15 18 21 24 27 30 33 36 Time on treatment (months) KM Evaluable 63 63 63 58 52 39 34 27 23 13 9 4 2 Responder Patients: KM Evaluable Non- 70 64 50 42 34 21 15 10 6 2 0 0 0 responder Patients: 45 Time to cystectomy: defined as the time from the date of first dose of study treatment to surgical bladder removal. Data consist of patients from all cohorts (n=133).

Time to Cystectomy: Responders have an 88% probability of remaining PIII cystectomy-free 3 years after starting treatment All Cohorts 2018 FDA Guidance: The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy. • The average responder remains cystectomy-free for 1,035 days vs 631 days for non-responders (p = < 0.001) • No patient on treatment progressed to metastatic disease • We hypothesize that based on the state of the bladder, the Urologist decides whether a patient should go on additional treatment when they do not have a complete response to Vicinium. Patients who went on treatment post-Vicinium may represent those who had a partial response to Vicinium*, and this subgroup was approximately 4-fold less likely to go to cystectomy compared to patients who did not receive additional therapy. Patients undergoing cystectomy (%) Non-responders (n=56) 32% Responders (n=63) 10% Post-Vicinium No post-Vicinium treatment (n=33) treatment (n=23) 15%* 57% *In Phase 3, bladder mapping was not utilized, thus partial responses were not assessed. In Phase 2, 43% of patients treated with Vicinium experienced a partial response, as measured by 46 bladder mapping. Refer to slide 39 in the appendix for more information.

Key Survival Endpoints: Early survival data are encouraging regarding PIII health outcomes for patients treated with Vicinium All Cohorts Progression-Free Survival Time Point (Evaluable Patients) Progression-Free Survival (95% CI) 6-months (52) 99% (97%-100%) 12-months (25) 96% (90%-100%) 18-months (11) 90% (76%-100%) 24-months (5) 90% (76%-100%) Event-Free Survival Time Point (Evaluable Patients) Event-Free Survival (95% CI) 6-months (128) 40% (31%-48%) 12-months (121) 29% (21%-37%) 18-months (114) 22% (15%-30%) 24-months (102) 21% (13%-28%) Overall Survival Time Point (Evaluable Patients) Overall Survival (95% CI) 6-months (122) 99% (98%-100%) 12-months (106) 98% (96%-100%) 18-months (68) 96% (92%-100%) 24-months (40) 96% (92%-100%) Progression-free survival: defined as the time from the date of first dose of study treatment to disease progression (i.e. T2 or more advanced disease) or death as a first event. Event-free survival: defined as the time from the date of first dose of study treatment to treatment failure or death as a first event. Overall survival: defined as the time from the date of first dose of study treatment to death from any cause. 47 Note: Data consist of patients from all cohorts (n=133).

Safety and Tolerability: Our Phase II and Phase III clinical trials are highly PII & PIII All Cohorts consistent for safety and tolerability Increased dosing and duration of exposure does not appear to lead to an increase in incidence or severity of AEs Phase II Phase III Category Tre a tm e n t-related serious adverse Patients (%) Patients (%) events reported: Any AE 43 (94%) 117 (88%) • Phase II Clinical Trial: 6 SAEs reported, none determined to be Grade 3-5 AEs 9 (20%) 29 (22%) related to treatment by the investigator. Treatment-related AEs 30 (65%) 66 (50%) • Phase III Clinical Trial: 3 patients Treatment-related Grade 3-5 AEs 3 (7%) 5 (4%) reported 4 events including grade 4 cholestatic hepatitis, grade 5 Any SAE 6 (13%) 19 (14%) renal failure1, grade 3 acute kidney injury2, and grade 2 Treatment-related SAEs 0 (0%) 3 (2%) pyrexia. Discontinuations due to AEs 0 (0%) 4 (3%) Vicinium Treatment Exposure: Average Instillations per Patient 12 27 Average Duration of Exposure (days) 189 240 190-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in Jun. 2016. Case reported to DSMB, FDA and Health Canada. 274-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended to enhance 48 monitoring, and educated investigators. No new serious related renal events since.

Phase III Phase trial Safety and Tolerability: Mean (range8.1 0 AEs patients:for all Note: 2 Datacohortsfrom all1, of consist& patients (n=133). 3 - 54), Mean treatment Mean AEs/patient 10 0 2 4 6 8 No ageNo The The average patient in the VISTA trial was ~74 years old 9.0 - related AEs for all patients: 2.2 (range2.2 AEspatients: 0 for allrelated (n=40) 54 - - 69 related increase in adverse events in our 3.0 7.9 Age (years)Age (n=57) 70 - 79 - 51). 2.1 Treatment AdverseEvents 7.5 (n=36) - related Adverse Events 80+ 1.6 All Cohorts All PIII 49

Pipeline of Targeted Therapies We believe there is strong scientific rationale for Vicinium in combination with checkpoint inhibitors. Vicinium in combination with AstraZeneca’s anti-PD-L1, Imfinzi (durvalumab), is being evaluated in a Phase 1 study run by the National Cancer Institute. We have deferred further development of Vicinium for the treatment of SCCHN and VB6-845d in order to focus our efforts and our resources on our ongoing development of Vicinium for the treatment of high-risk NMIBC. We are also exploring collaborations for Vicinium for the treatment of SCCHN, and VB6-845d. 50 ETA, exotoxin A; IO, immuno-oncology agent

Appendix Commercial Opportunity 51

Virtuous Cycle: High possibility that all three key segments are advocates & take action Physicians (Ancillary HCPs) Patients Payers (Caregivers/ Encourage use of Vicinium before RC (Private/ families) public) Advocate for product reimbursement Sources: Sesen Bio internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Sesen Bio Qualitative Market Research Urologist/KOL IDIs February 2019, n=11. Sesen Bio Qualitative Market Research Urologist IDIs June 2019, n=30. 52 Note: RC= Radical Cystectomy

Safety, MOA and efficacy are all key drivers in intent to prescribe for high- prescribing Urologists Physician Intent to Prescribe Key Drivers of Physician Intent to Prescribe After reviewing the data, high-prescribing Urologists state they would prescribe Vicinium to 10 8.8 9 8.6 8.5 8 Would 7 Prescribe Would Not 6 Prescribe 5 ~84% 4 3 2 Average Scores (10 = = (10 veryScores interested) Average 1 of their patients 0 Safety & Tolerability MOA Efficacy n=30 n=29 n=30 53 Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

High-prescribing Urologists recognize the significant value across safety, MOA and efficacy “This is another bladder intravesical treatment available with an even lower risk of side effects than BCG and has a greater ability to prevent recurrence.” Safety & Tolerability “…the fact that it is specifically targeted towards cancer cells makes it seem as if potential adverse events that we would see with BCG would be much less likely with this product.” “It's a very directed therapy that targets the cancer cells... if you look at the clinical efficacy, it is certainly impressive in terms of the various outcomes.” Mechanism of Action “It’s a therapy that is enhancing your own immune system through cellular mediation, T cellular mediation, to attack the cancer cells and not injure the healthy cells.” “The things to me that were most impressive is that [the] efficacy data is reflecting patients who have already failed traditional therapy. So you’re taking the worst Efficacy possible patients and still showing significant efficacy…” “After patients have failed two courses of BCG, we have Valstar, but the data isn't even anywhere close to this data…” 54 Source: Sesen Bio Qualitative market research, Urologist In-depth Interviews (IDIs) June 2019, n = 30.

Vicinium has the potential to provide continuity of care for patients with NMIBC Tre a tm e n t w ith Tre a tm e n t w ith >90% of high-prescribing Urologists state Tre a tm e n t P rotocol BCG Vicinium that Vicinium would be very easy to integrate into their practice.* Directed by Urologist 9% Administration by Urology nurse Bladder infusion via urinary catheter 2-hour infusion, hold, and rotation 91% Response assessment every 3 months Easy to integrate Not Easy to integrate 55 *Source: Sesen Bio Qualitative market research, Urologist IDIs June 2019, n = 30.

Addressable Market (US) Annual Volume ~80K1 Patients diagnosed with bladder cancer ~75% - 85% of bladder cancer diagnoses are NMIBC2 Patients diagnosed with NMIBC ~40% - 50% of NMIBCs are high-risk3 Patients with high-risk NMIBC: Papillary: ~80%2 CIS: ~20%2 ~50% - 90% of BCG treatments fail or disease recurs4 Patients where BCG has failed or disease recurred ~75% - 90% have access to branded treatment5 Patients with access to branded treatment ~45% - 85% of patients would be treated with Vicinium6 Patients treated with Vicinium in Year 1 Average patient receives ~28 doses of Vicinium in Year 17 Patients treated with Vicinium in Year 2 Average patient receives ~8 doses of Vicinium in year 27 Sources: 1National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2017. 2Anastasiadis et al. Therapeutic Advances in Urology, 2012. 3Aldousari, S. et al (2010). Update on the management of non-muscle invasive bladder cancer. Can Urol Assoc J, 4(1), 56-64. 4Memorial Sloan Kettering Cancer Center. Bladder Cancer Management After BCG Failure. 2014. 5ClearView Analysis March 56 2019. 6Sesen Bio Qualitative market research, Urologist IDIs June 2019 n = 30. 7Phase III trial data as of May 29, 2019 data cut.

Pricing and Reimbursement (US) Price Reference Payer Management Responses (Annual Cost)1 to Pricing2 100% $200K CI 3 Price Range of Checkpoint CI 2 Inhibitors (CIs) for CI 1 Urothelial Carcinoma $150K 50% Proportion Payers of Proportion $100K 0% $30 K $60 K $90 K $150 K $50K Unrestricted Coverage PA to Label Key: PA to Trial Risk of Step Edit* $0K Not on Formulary Sources: 1Center for Medicare and Medicaid Services (CMS) Average Selling Price (ASP) Price List. CI price benchmarks are based on Keytruda, Opdivo and Tecentriq. 2Payer Interviews, ClearView Analysis, n=10, March 2019. *Note: Payers cited a possibility of using a step edit, but could not be certain, as the ability to use a step edit is new to their organization’s Medicare Advantage medical benefit. 57 PA = Prior Authorization

We estimate the OUS opportunity for Vicinium is 2-3 times larger than the US Geography Est. Incidence Relative to U.S.1 Est. Price Relative to U.S.2 EU5 1.2 – 1.4 0.50 – 0.71 Japan 0.4 – 0.6 0.60 – 0.70 Rest of Europe 1.0 – 1.2 0.60 – 1.10 (Not including EU5) North America 0.1 – 0.3 0.55 – 0.70 (Not including U.S.) South America 0.2 – 0.4 0.50 – 1.00 Asia 1.6 – 1.8 0.40 – 0.60 (Not including Japan) Africa 0.3 – 0.5 ~0.753 Middle East 0.2 – 0.4 1.10 – 1.20 Oceania 0.05 – 0.2 0.55 – 0.70 Sources: Ferlay. Intern. J. Canc. 2015; UN World Population Reports; SEER; GLOBOCAN; RedBook; Lauertaxe; Ameli; NICE; Vademecum; AIFA; NHI; CADTH; ANVISA; CBiP; Danish Medicines Agency; The Pharmaceutical Benefits Scheme; Saudi Food & Drug Authority; South African Medicine Price Registry; FiercePharma; ClearView Analysis. 1Relative incidence is calculated from total bladder cancer, and does not account for differences in the distribution of patients between NMIBC and MIBC. 2Pricing multiplier is based on publicly available pricing information; averaged based on ex-manufacturer price of Keytruda and Opdivo, and is likely to vary greatly for each pharmaceutical, and across different countries within each region. 3South Africa price multiplier was based on Keytruda only, as Opdivo has not yet been priced. 58

Only ~1,500 Urologists account for the bulk of NMIBC treatment and are concentrated in group practices allowing for a very efficient commercial model ~60% of Urology practices have ≥5 Urologists1 BCG Prescribers2 100% 90% 80% 70% 60% ~1,500 Urologists treat 75% of patients 50% % of Patients of % 40% 30% 20% 10% 0% 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 2,400 2,600 2,800 3,000 3,200 3,400 3,600 3,800 4,000 4,200 4,400 4,600 4,800 Prescribers 59 1AUA State of the Urology Workforce and Practice in the United States. 2017. 2Health Verity 2019.

Appendix Manufacturing & Supply Chain 60

Reliable and Inexpensive Manufacturing Process 2000 L E. coli Production Bioreactor Centrifugation (bulk solids removal) Clarification (MF for fine solids removal and UF/DF for buffer exchange) Cell Bank Shake flask 5 Column Purification DP Fill Finish (7 mL @ 5mg/mL) 1: Q-Sepharose FF 2: Ni2+ IMAC 3: Q-Sepharose HP 4: CHT 5: Q-Sepharose HP BDS Formulation (UF/DF for buffer exchange) (Crude capture) (Affinity capture, LMW (HMW aggregates (HCP removal) (Concentration step) impurities) removal) MF, microfiltration; UF, ultrafiltration; DF, diafiltration; FF, Fast-flow; IMAC, immobilized metal affinity chromatography; HP, High-performance; CHT, ceramic hydroxyapatite; BDS, bulk drug substance; DP, drug product; LMW, low molecular weight; HMW, high molecular weight; HCP, host-cell protein. 61 Source: Arjune Premsukh, Joelle Lavoie JM, Jeannick Cizeau, Joycelyn Entwistle, Glen MacDonald. Protein Expression Purification. 2011 Jul;78(1):27-37.

We have experienced partners for the global manufacturing and supply of Vicinium � Licensed for commercial production of 8 approved products � 25+ years developing and manufacturing biologics � 310+ protein-based therapeutics in development and/or manufacturing � Proven track record with FDA and worldwide regulatory agencies Baxter’s BioPharma Solutions Business: � 160 clinical and commercial programs � 60+ years of experience in manufacturing of oncology products � ISPE 2016 Facility of the Year Award at site of Vicinium manufacture � Proven track record with FDA and worldwide regulatory agencies 62

The Comparability Strategy for Vicinium has been accepted by the FDA* Guidance “If a manufacturer can provide assurance of comparability through analytical studies alone, nonclinical or clinical studies with the post-change product are not warranted.”1 Sesen’s analytical comparability plan is comprised of 4 key elements: 1. Analytical Release Testing • Assesses the purity, biological activity and general characteristics of the protein (e.g. purity by HPLC, endotoxin content) 2. Biophysical Characterization • Assesses the structural characteristics of the protein (e.g. Peptide Mapping, Differential Scanning Calorimetry) 3. Forced Degradation Studies • Assesses the degradation pathway of the protein when exposed to stress conditions (e.g. purity by HPLC after temperature and pH extremes) 4. Stability Studies • Assesses the stability of the protein under long-term and accelerated storage conditions (e.g. purity by HPLC after storage at -20°C and 2-8°C) *At the May 20, 2019, Type C CMC meeting, Sesen reached agreement with the FDA on the Analytical Comparability Plan. Subject to final comparability data to be provided in the BLA submission, no additional clinical trials to establish comparability are deemed necessary at this time. 1International Conference on Harmonisation (ICH) Q5E, Comparability of biotechnological/biological products subject to changes in their manufacturing process. 63 HPLC, high performance liquid chromatography.

The Vicinium manufacturing process is much less complicated than that for ADCs Vicinium cGMP manufacturing process producing a single fusion protein � Inexpensive � Reliable � Simple (linear) QA QA Purification Release Fill/Finish Release Bioreactor (Generates Drug (Generates Drug Market Substance) Product) Single cGMP process ADCs: complex (branched) cGMP manufacturing - multiple cGMP processes involving process intermediates QA QA Bioreactor Purification Release Modification Conjugation Purification Release Fill/Finish (Generates Drug (Generates Drug (mAb production) (mAb intermediate) Reaction Reaction Substance) Product) QA QA Release cGMP process #1 Release Linker Design Linker Synthesis Source Cytotoxic cGMP process #2 Cytotoxic Payload cGMP process #3 Market Payload Preparation cGMP process #4 64

Appendix Intellectual Property 65

Vicinium Patent Life Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (April 2020 - July 2020) US: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (April 2024 - Jun 2025) Potential for 12 years of biologics marketing exclusivity from date (TBD) of first approval* Pending Applications Dosing Strategies for Targeting EpCAM positive bladder cancer. If allowed, Stabilized Chimeric Immunoglobulins would expire in 2036 or later. (Apr 2020) OUS: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Apr 2024) Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. 66 *Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k))